UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2003

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14303	36-3161171

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1840 Holbrook Avenue, Detroit, Michigan	48212-3488

(Address of principal executive offices)	(Zip Code)

(313) 974-2000

(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release dated May 2, 2003

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12).

     On May 2, 2003, American Axle & Manufacturing Holdings, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and, other than the forward-looking information contained therein, is hereby “filed” with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and incorporated by reference into the Company’s Registration Statement on Form S-3 filed with the Commission on January 3, 2003 under the Securities Act of 1933, as amended.

Item 12. Results of Operations and Financial Condition.

     See Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (Registrant)

Date: May 2, 2003	By:	/s/ Robin J. Adams Robin J. Adams Executive Vice President — Finance & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press Release dated May 2, 2003